EXHIBIT 10.1

Thomas Leger & Co., L.L.P.
1235 North Loop West, Suite 907
Houston, Texas 77008

January 16, 2008

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

RE:            Unicorp, Inc. – SEC File No. 2-73389

Dear Sir or Madam:

We have read the statements made by Unicorp, Inc., which we understand will be filed with the Commission, pursuant to Item 4.01 of Form 8-K, as part of the Company’s Form 8-K report dated January 14, 2008.  We agree with the statements regarding our firm made in the first, second, fifth and sixth paragraphs of the Form 8-K.

We have no basis on which to agree or disagree with any other statements made in the Form 8-K and, accordingly, make no comment on such statements.

Very truly yours,

/s/  Thomas Leger & Co., L.L.P.
  Thomas Leger & Co., L.L.P.